Exhibit 8


                                AMENDMENT NO. 1
                                     TO THE
                              INVESTORS' AGREEMENT

     This Amendment No. 1, dated as of May 14, 2000, effective as of January 21, 1998 (this "Amendment No. 1"), to the Investors' Agreement, dated as of January 21, 1998, amended and restated as of March 29, 1999 (the "Investors' Agreement"), among (i) Fisher Scientific International, Inc. (the "Company"),
(ii) Thomas H. Lee Equity Fund III, L.P. ("THL"), certain individuals associated with THL listed on Schedule I attached hereto, THL-CCI Limited Partnership ("THL-CCI"), THL Foreign Fund III, L.P. and THL FSI Equity Investors, L.P. ("THL/FSI" and collectively with THL, the individuals listed on Schedule I, THL-CCI, and THL Foreign Fund III, L.P., the "THL Entities"), (iii) DLJ Merchant Banking Partners II, L.P. ("DLJMB"), DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJMB Funding II, Inc., DLJ Merchant Banking Partners II - A, L.P., DLJ Diversified Partners - A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners - A, L.P., UK Investment Plan 1997 Partners, DLJ EAB Partners, L.P., DLJ ESC II, L.P., and DLJ First ESC, L.P. (collectively the "DLJ Entities"), (iv) Chase Equity Associates,
L.P. ("Chase Equity"), (v) Merrill Lynch KECALP L.P. 1997, KECALP INC., and ML IBK Positions, Inc., (collectively, the "Merrill Lynch Entities" and, together with each other entity listed in clauses (iii) and (iv), the "Institutional Shareholders" and, collectively with (ii), the "Equity Investors") and (vi) certain other Persons listed on the signature pages hereof (including the trust pursuant to the Trust Agreement, dated of even date herewith, between the Company and Mellon Bank, N.A., as trustee (the "Rabbi Trust")) (the "Management Shareholders" and individually, along with the THL Entities, DLJ Entities, Chase Equity, and Merrill Lynch Entities, each a "Shareholder").

                             W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Investors' Agreement to clarify the parties' intention with respect to certain management rights of the THL Entities;

     WHEREAS, the parties had intended at the time of the execution of the Investors' Agreement that THL/FSI would be entitled to nominate one of the four directors to the Board that THL is entitled to nominate pursuant to Section 2.1 of the Investors' Agreement;

     WHEREAS, pursuant to Section 7.4(a) of the Investors' Agreement, the Board of Directors and the holders of at least 50% of the shares of Common

Stock held by the parties to the Investors' Agreement at the time of this Amendment No. 1 are required to approve this Amendment No. 1; and

     WHEREAS, terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the Investors' Agreement;

     NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

     1. The first sentence of Section 2.1 of the Investors' Agreement shall be replaced in its entirety with the follow sentence:

     The Board shall consist of at least nine, but no more than ten, members (two of which shall be individuals which are not "Affiliates" or "Associates" (as those terms are used within the meaning Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of any Shareholder or its Affiliates), of whom three shall be nominated by THL, one shall be nominated by THL/FSI, one shall be nominated by DLJMB, one shall be Paul
     M. Montrone and one shall be Paul M. Meister.

     This Amendment No. 1 may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.


                                FISHER SCIENTIFIC INTERNATIONAL INC.


                                By: /s/ Todd M. DuChene
                                    --------------------------------------------
                                    Name: Todd M. DuChene
                                    Title: Vice President, General Counsel and
                                    Secretary

THL Equity Shareholders:


                                THOMAS H. LEE EQUITY FUND III, L.P.


                                By: THL Equity Advisors III Limited
                                    Partnership, as General Partner

                                By: THL Equity Trust III,
                                    as General Partner


                                By: /s/ Wendy L. Masler
                                    --------------------------------------------
                                    Name: Wendy L. Masler
                                    Title:


                                THOMAS H. LEE FOREIGN FUND III, L.P.


                                By: THL Equity Advisors III Limited
                                    Partnership, as General Partner

                                By: THL Equity Trust III,
                                    as General Partner


                                By: /s/ Wendy L. Masler
                                    --------------------------------------------
                                    Name:  Wendy L. Masler
                                    Title:

                                THL FSI EQUITY INVESTORS, L.P.


                                By: THL Equity Advisors III
                                    Limited Partnership,
                                    as General Partner

                                By: THL Equity Trust III,
                                    as General Partner


                                By: /s/ Wendy L. Masler
                                    --------------------------------------------
                                    Name: Wendy L. Masler
                                    Title:


                                THL-CCI LIMITED PARTNERSHIP


                                By: THL Investment Management Corp.,
                                    as General Partner


                                By: /s/ Wendy L. Masler
                                    --------------------------------------------
                                    Name: Wendy L. Masler
                                    Title:

Management Shareholders:


                                By: /s/ Paul M. Montrone
                                    --------------------------------------------
                                    Name: Paul M. Montrone


                                By:  /s/ Paul M. Meister
                                    --------------------------------------------
                                    Name: Paul M. Meister


                                By: /s/ Todd M. DuChene
                                    --------------------------------------------
                                    Name: Todd M. DuChene

DLJ Entities' Shareholders:


                                DLJ MERCHANT BANKING PARTNERS II, L.P.


                                By: DLJ Merchant Banking II, Inc.,
                                    as managing general partner


                                By: /s/ Kirk B. Wortman
                                    --------------------------------------------
                                    Name:   Kirk B. Wortman
                                    Title:


                                DLJ MERCHANT BANKING PARTNERS II-A, L.P.


                                By: DLJ Merchant Banking II, Inc.,
                                    as managing general partner


                                By: /s/ Kirk B. Wortman
                                    --------------------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:


                                DLJ OFFSHORE PARTNERS II, C.V.


                                By: DLJ Merchant Banking II, Inc.,
                                    as advisory general partner

                                By: /s/ Kirk B. Wortman
                                    --------------------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:

                                DLJ DIVERSIFIED PARTNERS, L.P.


                                By: DLJ Diversified Partners, Inc.,
                                    as managing general partner


                                By: /s/ Kirk B. Wortman
                                    --------------------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:


                                DLJ DIVERSIFIED PARTNERS - A, L.P.


                                By: DLJ Diversified Partners, Inc.,
                                    as managing general partner


                                By: /s/ Kirk B. Wortman
                                    --------------------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:


                                DLJ MILLENNIUM PARTNERS, L.P.


                                By: DLJ Merchant Banking II, Inc.,
                                    as managing general partner


                                By: /s/ Kirk B. Wortman
                                    --------------------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:

                                DLJ MILLENNIUM PARTNERS - A, L.P.


                                By: DLJ Merchant Banking II, Inc.,
                                    as managing general partner


                                By: /s/ Kirk B. Wortman
                                    --------------------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:


                                DLJMB FUNDING II, INC.


                                By: /s/ Kirk B. Wortman
                                    --------------------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:


                                UK INVESTMENT PLAN 1997 PARTNERS


                                By: Donaldson, Lufkin & Jenrette Inc.,
                                    as general partner


                                By: /s/ Kirk B. Wortman
                                    --------------------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:

                                DLJ EAB PARTNERS, L.P.


                                By: DLJ LBO Plans Management Corporation,
                                    as managing general partner


                                By: /s/ Kirk B. Wortman
                                    --------------------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:


                                DLJ ESC II, L.P.

                                By: DLJ LBO Plans Management Corporation,
                                    as general partner


                                By: /s/ Kirk B. Wortman
                                    --------------------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:


                                DLJ FIRST ESC, L.P.

                                By: DLJ LBO Plans Management Corporation,
                                    as general partner


                                By: /s/ Kirk B. Wortman
                                    --------------------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:

                                    The address for each of the DLJ
                                    Entities listed above is:

                                        c/o DLJ Merchant Banking II, Inc.
                                        277 Park Avenue
                                        New York, New York  10172
                                        Fax:  (212) 892-7272

Merrill Lynch Entities:

                                ML IBK POSITIONS, INC.


                                By: /s/ Joseph S. Valenti
                                    --------------------------------------------
                                    Name:  Joseph S. Valenti
                                    Title: Vice President


                                KECALP INC., as nominee for Merrill Lynch
                                KECALP International L.P. 1997


                                By: /s/ Edward J. Higgins
                                    --------------------------------------------
                                    Name:  Edward J. Higgins
                                    Title: Vice President


                                MERRILL LYNCH KECALP L.P. 1997


                                By: KECALP Inc., as general partner

                                By: /s/ Edward J. Higgins
                                    --------------------------------------------
                                    Name: Edward J. Higgins
                                    Title:   Vice President


                                    The address for each of the Merrill
                                    Lynch Enti ties listed above is:

                                             255 Liberty Street
                                             New York, NY  10080
                                             Fax:  (212) 236-7584

Individual Shareholders:


                                By: /s/ David V. Harkins
                                    -------------------------------------------
                                    Name: David V. Harkins


                                By: /s/ Sheryll J. Harkins
                                    -------------------------------------------
                                    Name: The 1995 Harkins Gift Trust


                                By: /s/ Thomas R. Shepherd
                                    -------------------------------------------
                                    Name: Thomas R. Shepherd
                                          Money Purchase Pension Plan


                                By: /s/ Scott A. Schoen
                                    -------------------------------------------
                                    Name: Scott A. Schoen


                                By: /s/ C. Hunter Boll
                                    -------------------------------------------
                                    Name: C. Hunter Boll


                                By: /s/ Scott M. Sperling
                                    -------------------------------------------
                                    Name: Scott M. Sperling


                                By: /s/ Scott M. Sperling
                                    -------------------------------------------
                                    Name: Sperling Family Limited
                                          Partnership


                                By: /s/ Anthony J. DiNovi
                                    -------------------------------------------
                                    Name: Anthony J. DiNovi


                                By: /s/ Thomas M. Hagerty
                                    -------------------------------------------
                                    Name: Thomas M. Hagerty

                                By: /s/ Warren C. Smith, Jr.
                                    -------------------------------------------
                                    Name: Warren C. Smith, Jr.


                                By: /s/ Seth W. Lawry
                                    -------------------------------------------
                                    Name: Seth W. Lawry


                                By: /s/ Joseph J. Incandela
                                    -------------------------------------------
                                    Name: Joseph J. Incandela


                                By: /s/ Kent R. Weldon
                                    -------------------------------------------
                                    Name: Kent R. Weldon


                                By: /s/ Terrence M. Mullen
                                    -------------------------------------------
                                    Name: Terrence M. Mullen


                                By: /s/ Todd M. Abbrecht
                                    -------------------------------------------
                                    Name: Todd M. Abbrecht


                                By: /s/ Wendy L. Masler
                                    --------------------------------------------
                                    Name: Wendy L. Masler


                                By: /s/ Wendy L. Masler
                                    --------------------------------------------
                                    Name:  THL-CCI Limited Partnership
                                    By:    Wendy L. Master
                                    Title: Vice President


                                By: /s/ Andrew D. Flaster
                                    -------------------------------------------
                                    Name: Andrew D. Flaster


                                By:
                                    -------------------------------------------
                                    Name: First Trust Co. FBO
                                          Kristina A. Watts

                                By: /s/ Charles Robins
                                    --------------------------------------------
                                    Name: Charles Robins


                                By: /s/ James Westra
                                    --------------------------------------------
                                    Name: James Westra


                                By: /s/ Charles A. Brizius
                                    --------------------------------------------
                                    Name: Charles A. Brizius

Schedule I


Certain Named Individual Shareholders of THL


David V. Harkins
The 1995 Harkins Gift Trust
Thomas R. Shepherd Money Purchase Pension Plan (Keogh)
Scott A. Schoen
C. Hunter Boll
Scott M. Sperling
Sperling Family Limited Partnership
Anthony J. DiNovi
Thomas M. Hagerty
Warren C. Smith, Jr.
Seth W. Lawry
Joseph J. Incandela
Kent R. Weldon
Terrence M. Mullen
Todd M. Abbrecht
Wendy L. Masler
Andrew D. Flaster
First Trust Co. FBO Kristina A. Watts
Charles W. Robins
James Westra
Charles A. Brizius